UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

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TIAA-CREF FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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730 Third Avenue New York, NY 10017-3206

Important Notice Regarding Availability of Proxy Materials for the Special Meeting of Shareholders of the TIAA-CREF Large-Cap Growth Fund (the “Fund”)

October 8, 2021

Although it is recommended that you read the complete Proxy Statement, for your convenience, a brief overview of the proposal to be voted on is provided below.

Q. Why am I receiving this Proxy Statement?

A. At a meeting held on September 9, 2021, the Board of Trustees of the Fund (the “Board”), following the recommendation of Teachers Advisors, LLC, the Fund’s investment adviser (the “Adviser”), unanimously approved reclassifying the diversification status of the Fund from “diversified” to “non-diversified” and the elimination of a related fundamental investment restriction, subject to the approval of Fund shareholders (the “Proposal”). You are receiving the enclosed Proxy Statement in connection with a special shareholder meeting (the “Meeting”) of the Fund to vote on the approval of the Proposal.

The Board unanimously recommends that you vote FOR the Proposal.

Your vote is very important. You are encouraged as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, the Fund may not be able to hold the Meeting or the vote on the Proposal, and additional solicitation costs may need to be incurred in order to obtain sufficient shareholder participation.

Q. Why am I being asked to approve changing the Fund’s diversification status?

A. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is currently classified as “diversified.” As a diversified fund, the Fund is limited as to the amount of assets it may invest in the securities of any single issuer. The 1940 Act requires shareholders to approve a change in a fund’s classification from “diversified” to “non-diversified.” If shareholders approve changing the Fund’s classification from diversified to non-diversified, the Fund would be permitted to invest a larger portion of its assets in a smaller number of issuers, as described in greater detail in the Proxy Statement.

The Adviser believes that changing the Fund’s classification to non-diversified is in the best interests of the Fund and its shareholders because it provides the Fund’s investment team with increased flexibility to better implement the Fund’s investment strategy while remaining compliant with the limits of the 1940 Act. The Fund’s benchmark index, the Russell 1000 Growth Index (the “Index”), has become more concentrated in certain issuers. Certain Index constituents have grown to each represent more than 5% of the Index and, at times, 25% or more of the Index in the aggregate. As a diversified fund, the Fund is not able to invest in these large Index constituents in similar proportions as the Index.

i

While the Fund is not an index fund, it does select securities from the Index’s universe and its performance is measured against the Index. Changing the Fund’s status to non-diversified would give the Fund’s portfolio managers enhanced flexibility to invest a greater portion of the Fund’s assets in one or more of these large Index constituents, if desired for investment purposes.

Q. Whom do I call if I have questions?

A. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call Computershare Fund Services, the Fund’s proxy solicitor, at 1-888-670-4738 with your proxy materials.

Q. How do I vote my shares?

A. You may vote at the Meeting, by mail, by telephone or over the Internet:

•	To vote at the Meeting, please follow the instructions below for attending the Meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q. How can I attend the Meeting?

A. The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a shareholder of the Fund as of the close of business on September 30, 2021, or if you hold a valid proxy for the Meeting. Shareholders will not be able to attend the Meeting in person.

You will be able to attend the Meeting and submit your questions online during the Meeting by visiting https://meetnow.global/MSJX4F5. You also will be able to attend the meeting and vote your shares online by webcast. To attend and participate in the Meeting, you will need to log on using the control number from your proxy card or Meeting notice. The control number can be found in the shaded box.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online Meeting will begin promptly at 2:00 p.m., Eastern Time on December 7, 2021. You are encouraged to access the Meeting prior to the start time leaving ample time for the check-in process. Please follow the access instructions as outlined herein.

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Q. How do I register to attend the Meeting virtually on the Internet?

A. If your shares are registered in your name, you do not need to register to attend the Meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and e-mail address to shareholdermeetings@computershare.com. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the Meeting.

You will receive a confirmation of your registration by e-mail after your registration materials are received.

Requests for registration should be directed to us by e-mailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q. Why hold a virtual meeting?

A. In light of the public health concerns regarding the coronavirus (COVID-19) pandemic, hosting a virtual meeting is in the best interests of the Fund and its shareholders.

Q. Will anyone contact me?

A. You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Fund, to verify that you received your proxy materials, to answer any questions you may have about the Proposal and to encourage you to vote your proxy.

The Adviser recognizes the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matter being proposed was important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q. How does the Board suggest that I vote?

A. The Board unanimously recommends that shareholders vote FOR the Proposal.

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730 Third Avenue New York, NY 10017-3206

TIAA-CREF Large-Cap Growth Fund

Important notice regarding availability of proxy materials for the Special Meeting of Shareholders to be held on December 7, 2021. The Proxy Statement for this meeting is available at: www.proxy-direct.com/tcf-32350.

Notice of Special Meeting — December 7, 2021

To the Shareholders of the TIAA-CREF Large-Cap Growth Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of TIAA-CREF Funds, on behalf of its series TIAA-CREF Large-Cap Growth Fund (the “Fund”), will be held on December 7, 2021, at 2:00 p.m., Eastern Time, for the following purpose and to transact such other business, if any, as may properly come before the Meeting:

Purpose of the Special Meeting:

1.

To approve the change of the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction; and

2.	To address any other business that may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees has set September 30, 2021 as the record date for determining the number of votes entitled to be cast. You may vote at the Meeting only if you were a Shareholder with voting rights as of the Record Date.

By order of the Board of Trustees,

Derek Dorn

Secretary

All shareholders are cordially invited to attend the Meeting, which will be held online as discussed in further detail below. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Shareholders of record as of the close of business on September 30, 2021 are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, the Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. Shareholders will not be able to attend the Meeting in person. Shareholders may attend and vote at the virtual Meeting by following the instructions included in the Q&A.

730 Third Avenue New York, NY 10017-3206

TIAA-CREF Large-Cap Growth Fund

Proxy Statement for Special Meeting to be held on December 7, 2021

This Proxy Statement is furnished in connection with the solicitation by the board of trustees (the “Board” and each trustee a “Board Member” and collectively, the “Board Members”) of TIAA-CREF Funds (the “Trust”), on behalf of its series TIAA-CREF Large-Cap Growth Fund (the “Fund”), of proxies to be voted at the Special Meeting of Shareholders to be held on December 7, 2021, at 2:00 p.m., Eastern Time (the “Meeting”), and at any and all adjournments, postponements or delays thereof. This Proxy Statement is first being mailed to shareholders on or about October 8, 2021.

The purpose of this Meeting is:

1.

To approve the change of the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction; and

2.	To address any other business that may properly come before the Meeting or any adjournments or postponements thereof.

At this time, the Board does not know of any other matters being presented at the Meeting or any adjournments or postponements thereof.

How do I vote?

Shareholders of record as of the close of business on September 30, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

You can vote in any one of three ways:

1.	By logging on to the Internet site shown on your proxy card and following the on-screen instructions;

2.	By marking, signing and mailing the proxy card in the envelope provided; or

3.	By calling the toll-free telephone number shown on your proxy card and following the recorded instructions.

If you vote by Internet or telephone, please do not mail your proxy card.

In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, the Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. Shareholders will not be able to attend the Meeting in person.

Shareholders will be able to attend the Meeting online and submit your questions during the Meeting by visiting https://meetnow.global/MSJX4F5. Shareholders also will be able to vote their shares online by attending the Meeting by webcast. To participate in the Meeting, shareholders will need to log on using the control number from your proxy card or Meeting notice. The control number can be found in the shaded box. Shareholders may attend and vote at the virtual Meeting by following the instructions included in the Q&A or this Proxy Statement.

Can I cancel or change my vote?

You can cancel or change your vote at any time up until 2:00 p.m. ET on December 6, 2021. You can do this by simply voting again—by executing and returning a later-dated proxy card, voting through the Internet or by a toll-free telephone call—or you can cancel your vote by writing the Trust’s Corporate Secretary at: c/o the TIAA-CREF Funds, 730 Third Avenue, New York, New York 10017-3206. Cancelled or changed votes (other than votes cast in person (virtually) at the Meeting) must be received by the 2:00 p.m. December 6, 2021 deadline.

How does a proxy work?

When you vote by proxy, you are instructing the agents named on the proxy card how to vote on your behalf at the Meeting. If you sign and return the proxy card, but do not specifically instruct the agents otherwise, they will vote FOR the change in the Fund’s classification under the 1940 Act and the elimination of the related fundamental investment restriction. At this time, the Board does not know of any other matters being presented at the Meeting. If other matters are brought before the Meeting, the proxy agents will vote the proxies using their own best judgment in their discretion, as allowed by the proxy. All proxies solicited by the Board that are properly executed and received by the Corporate Secretary prior to the Meeting, and are not cancelled, will be voted at the Meeting.

Who may vote; How many votes do I get?

Those persons who were shareholders of record as of the Record Date will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of the close of business on September 17, 2021, there were 77,456,038.04 Institutional Class shares, 210,477.63 Advisor Class shares, 619,981.31 Premier Class shares, 18,322,754.63 Retirement Class shares, 55,506,045.54 Retail Class shares and 123,061,208.25 Class W shares of the Fund outstanding. The number of votes you have is equal to the dollar value of your investment in the Fund as of the Record Date. We will count votes expressed to two decimal points.

Certain funds within the TIAA-CREF Fund Complex (the “Fund of Funds”) invest in the Fund. Shares of the Fund held by a Fund of Funds are expected to be voted by the Fund of Funds in the same proportion as the vote of other shareholders of the Fund (sometimes referred to as “echo” voting).

As of the Record Date, the Trustees and officers of the Fund as a group owned less than 1% of the total outstanding shares of the Fund and as a group owned less than 1% of each class of shares of the Fund.

How many votes are needed for a quorum and how do votes count?

A quorum of shareholders is required to take action at the Meeting. Ten percent of the shares entitled to vote at the Meeting, represented in person (virtually) or by proxy, will constitute a quorum of shareholders at the Meeting. Votes cast by proxy or in person (virtually) at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions as present for purposes of determining a quorum. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Because the single matter presented at the Meeting is a “non-routine” matter for which a broker or nominee does not have discretionary voting power under New York Stock Exchange rules, the Fund does not expect there to be any broker non-votes at the Meeting.

For purposes of determining the approval of the proposal, abstentions will have the same effect as votes against the proposal. The vote required for the proposal is set forth under the description of the proposal below.

Proposal: Change of diversification status and elimination of fundamental investment policy

Currently, the Fund is classified as a “diversified” fund for purposes of Section 5(b) of the 1940 Act and has adopted a related fundamental investment restriction. As a result, the Fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, the Fund may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. Additionally, with respect to 75% of its total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to U.S. “government securities” (as defined in the 1940 Act), securities of other investment companies, or cash and cash items (including receivables).

Subject to approval of the Fund’s shareholders, following the recommendation of the Fund’s investment adviser, Teachers Advisors, LLC (the “Adviser”), the Board has approved a change to the Fund’s classification under the 1940 Act to a “non-diversified” company and a change to the Fund’s related fundamental investment restriction. This fundamental investment restriction, which may only be changed with shareholder approval, currently provides that the Fund, as a fundamental policy, may not “with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of any one issuer.” If shareholders approve changing the Fund’s classification from diversified to non-diversified (the “Proposal”), the fundamental investment restriction will be eliminated with respect to the Fund. No material changes to the Fund’s investment strategy are expected if shareholders of the Fund approve the Proposal.

The Adviser believes that changing the Fund’s classification to non-diversified is in the best interests of the Fund and its shareholders because it provides the Fund’s portfolio managers increased flexibility to better implement the Fund’s investment strategy while remaining compliant with the limits of the 1940 Act. The Fund’s benchmark index, the Russell 1000 Growth Index (the “Index”), has become more concentrated in certain issuers. Certain Index constituents have grown to each represent more than 5% of the Index and, at times, 25% or more of the Index in the aggregate. As a diversified fund, the Fund currently is not able to invest in these large Index constituents in similar proportions as the Index. While the Fund is not an index fund, it does select securities from the Index’s universe and its performance is measured against the Index. Changing the Fund’s status to non-diversified would give the Fund’s portfolio managers enhanced flexibility to invest a greater portion of the Fund’s assets in one or more of these large Index constituents, if desired for investment purposes.

If shareholders of the Fund approve the Proposal, the Fund may be subject to additional investment risks. As a “non-diversified” fund, the Fund would be permitted to invest a greater percentage of its assets in fewer issuers than a “diversified” fund. As a result, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments. To the extent that such issuers operate in the same or similar industry or sectors, the Fund may be more susceptible to a single economic, business, political or regulatory occurrence. Accordingly, if shareholders of the Fund approve the Proposal, the Fund could be subject to greater risk than it currently is subject to as a “diversified” fund.

Even if shareholders of the Fund approve the Proposal, the Fund intends to continue to comply with federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). For purposes of the IRC, the Fund operates as a “regulated investment company.” As a regulated investment company under the IRC, the Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships. These federal tax diversification requirements, or the Fund’s determination to comply with them, may change in the future without shareholder approval.

A non-diversified fund may from time to time temporarily operate in a diversified manner without losing its non-diversified status. As a result, at times, the Fund may not take advantage of the greater flexibility afforded a non-diversified fund. However, if following implementation of the Proposal, the Adviser were to continuously operate the Fund as diversified for three years, the Fund will once again become a diversified fund and 1940 Act provisions will require the Adviser to again seek shareholder approval to reserve the freedom of action to operate the Fund as non-diversified.

At a meeting held on September 9, 2021, the Board considered the recommendations of the Adviser to change the Fund’s classification to non-diversified and to eliminate the Fund’s related fundamental investment restriction. The Board considered all relevant factors, including the potential impact on the Fund and its risk profile and the estimated costs associated with seeking shareholder approval of the proposed change for the Fund. Following its consideration of these matters, the Board unanimously approved the proposed change in the Fund’s classification to “non-diversified” and the elimination of the Fund’s related fundamental investment restriction.

The Board recommends that you vote FOR the Proposal.

Shareholder approval

A quorum of shareholders is required to take action at the Meeting. Ten percent of the shares entitled to vote at the Meeting, represented in person (virtually) or by proxy, will constitute a quorum of shareholders at the Meeting. If a quorum is present at the Meeting, then the Proposal must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person (virtually) or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the Proposal, abstentions will have the same effect as shares voted against the Proposal. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Because the single matter presented at the Meeting is a “non-routine” matter for which a broker or nominee does not have discretionary voting power under New York Stock Exchange rules, the Fund does not expect there to be any broker non-votes at the Meeting.

If approved by shareholders of the Fund, the change in diversification status and removal of the fundamental investment restriction will become effective when the Fund’s Prospectus and Statement of Additional Information are revised or supplemented to reflect the approval of the Proposal. If the Proposal is not approved by the Fund’s shareholders, the Fund will remain diversified and the current fundamental investment policy will remain in effect and the portfolio managers will continue to manage the Fund pursuant to its applicable investment policies, parameters and restrictions in light of prevailing market and economic conditions.

Additional Information

Attending the Meeting

In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, the Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person. Shareholders are entitled to participate in the Meeting only if you were a shareholder of the Fund as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting.

You will be able to attend the Meeting online and submit your questions during the Meeting by visiting https://meetnow.global/MSJX4F5. You also will be able to vote your shares online by attending the Meeting by webcast. To participate in the Meeting, you will need to log on using the control number from your proxy card or Meeting notice. The control number can be found in the shaded box.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online Meeting will begin promptly at 2:00 p.m., Eastern Time on December 7, 2021. You are encouraged to access the Meeting prior to the start time leaving ample time for the check in.

To register to attend the Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and e-mail address to shareholdermeetings@computershare.com. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the Meeting date.

You will receive a confirmation of your registration by e-mail after your registration materials are received.

Requests for registration should be directed to us by e-mailing an image of your legal proxy to shareholdermeetings@computershare.com.

Principal Shareholders

The persons who held of record more than 5% of any class of shares of the Fund, as of September 17, 2021, are set forth in Appendix A. To the knowledge of the Fund, as of September 17, no shareholder owned, beneficially or of record, more than 5% of any class of shares of any Fund, except as provided in Appendix A.

Information about the Fund’s Adviser, Administrator and Distributor

The Adviser and Administrator

Teachers Advisors, LLC, the Fund’s investment adviser and administrator, offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser is located at 730 Third Avenue, NY, NY 10017. The Adviser is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of August 31, 2021, Nuveen managed approximately $1.2 trillion in assets, of which approximately $399 billion was managed by the Adviser.

The Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Fund’s shares. The Distributor is a subsidiary of Nuveen and TIAA.

Shareholder communications with Trustees

Letters or e-mails from shareholders addressed to the Board or individual Trustees may be sent to the TIAA-CREF Funds Trustees c/o Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or via e-mail to: trustees@tiaa.org. Certain communications will be forwarded to the Board’s Chairman and the Chairman of the Nominating and Governance Committee and, if directed to an individual Trustee, such Trustee, in accordance with established policies concerning shareholder communications that have been approved by a majority of independent Trustees.

Proposals for action at future Shareholder Meetings

Any proposals of persons with voting rights to be included in the proxy statement for the Trust’s next special meeting must be received by the Trust within a reasonable period of time prior to the meeting. The Trust is not required to and does not typically hold meetings of shareholders. There are no current plans to hold another special meeting in 2022.

Expenses of proxy solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be allocated to the Fund. These expenses are estimated to be approximately $100,594. Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Fund has engaged Computershare Fund Services to assist in the solicitation of proxies. An estimated cost of $5,000 plus reasonable expenses is expected for services provided by Computershare Fund Services.

Shareholder reports

If you would like to see the most recent TIAA-CREF Funds semi-annual and annual reports, you can visit the TIAA website at www.tiaa.org/prospectuses, or use our online request form to order print versions electronically. You can also call 800-842-2252 or write to the TIAA-CREF Funds at 730 Third Avenue, New York, New York 10017-3206, Attention: Imaging Services. These reports are furnished to shareholders without charge.

Please note that only one annual report, semi-annual report, proxy statement or notice of Internet availability of proxy materials may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report, proxy statement, or notice of Internet availability of proxy materials, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

General

The Adviser does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

Failure of a quorum to be present at the Meeting will necessitate adjournment and may subject the Fund to additional expense. The persons named in the enclosed proxy may also move for and approve an adjournment of the Meeting to permit further solicitation of proxies with respect to any proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the Fund. Any meeting of shareholders may be postponed prior to the meeting by the Board and will be communicated by announcement to the shareholders.

IF YOU CANNOT BE PRESENT AT THE MEETING (VIRTUALLY), YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Derek Dorn

Secretary

October 8, 2021

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 7, 2021

The Fund’s proxy statement is available at https://www.proxy-direct.com/tcf-32350. For more information, shareholders may also contact the Fund at the address and phone number set forth above.

Appendix A

List of holders of more than 5% of any Class of Shares in the Fund

As of September 17, 2021, the following record owners of the Fund and each class thereof held the share amounts and corresponding percentages indicated below, which was owned either (i) beneficially by such persons or (ii) of record by such persons on behalf of customers who are the beneficial owners of such shares. Beneficial owners of 25% or more of a class of the Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders.

Class Name and address of owner	Percentage of ownership	Number of shares owned
Large-Cap Growth Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	33.54%	25,975,806.979

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	23.54%	18,236,220.749

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	11.15%	8,637,339.457

SEI PRIVATE TRUST COMPANY C/O TIAA SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	5.68%	4,402,907.986

STATE STREET BANK & TRUST CO. FBO VARIOUS RETIREMENT PLANS TRANSAMERICA RETIREMENT SOLUTIONS HARRISON NY 10528	5.37%	4,157,726.599

Class Name and address of owner	Percentage of ownership	Number of shares owned
Large-Cap Growth Fund—Advisor Class

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2099	23.69%	49,869.477

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	23.47%	49,399.329

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	11.01%	23,176.366

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10.54%	22,181.524

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	9.90%	20,838.881
Large-Cap Growth Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	97.64%	605,356.265
Large-Cap Growth Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	72.48%	13,279,642.958

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	7.02%	1,285,453.331

VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY B3N WINDSOR CT 06095-4773	6.05%	1,108,402.141

JPMORGAN CUSTODIAN TIAA-CREF TRUST CO NON ERISA TDA C/O JPMORGAN CHASE BANK ATTN: DC PLAN SERVICE TEAM TIAA 4 NEW YORK PLZ FL 12 NEW YORK NY 10004-2413	5.59%	1,023,710.216
Large-Cap Growth Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	9.00%	4,996,131.636
Large-Cap Growth Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.81%	24,379,976.748

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.84%	18,265,392.519

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.47%	17,800,877.738

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.58%	15,480,336.496

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.98%	13,509,009.144

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.96%	12,258,332.942

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.04%	7,431,253.134

730 Third Avenue New York, NY 10017-3206

TIAA-CREF Funds-State-2021	A11031 (10/21)

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

at the following Website:

https://meetnow.global/MSJX4F5

on December 7, 2021 at 2:00 p.m.,

Eastern Time

To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

Please detach at perforation before mailing.

TIAA-CREF Large-Cap Growth Fund a series of TIAA-CREF Funds Special Meeting of Shareholders to be held on December 7, 2021

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of TIAA-CREF Large-Cap Growth Fund (the “Fund”), a series of TIAA-CREF Funds (the “Trust), revoking previous proxies, hereby appoints Rachael Zufall, Jeremy Franklin, Derek Dorn, and Mary Benedetto, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following website: https://meetnow.global/MSJX4F5, on December 7, 2021, at 2:00 p.m. Eastern Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting, or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged. The shares of TIAA-CREF Large-Cap Growth Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

LCG_32350_092021

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

TIAA-CREF Large-Cap Growth Fund

Special Meeting of Shareholders to be held virtually on December 7, 2021

The Proxy Statement for this Meeting is Available at:

https://www.proxy-direct.com/tcf-32350

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal The Board of Trustees recommends a vote FOR the Proposal.

		FOR	AGAINST	ABSTAIN
1.

To approve the change of the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction.

		☐	☐	☐

2.	To address any other business that may properly come before the meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	LCG 32350	xxxxxxxx

TIAA-CREF Large-Cap Growth Fund - WO#32350 - TOUCH-TONE TELEPHONE VOTING SCRIPT
** PROXY CARD ** IVR Revision 09/28/21
WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-800-337-3503, THE SHAREHOLDER HEARS:
THE INITIAL PROMPT:
“Thank you for calling the proxy voting line.”
Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:
“Thank you. Please hold while I validate those numbers.”

IF THE CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:
“Okay, you’ll be voting your proxy for the TIAA-CREF Large-Cap Growth Fund. The Board Recommends a vote “FOR” the proposal.”

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
“ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…”

THEN, MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS:
“PROPOSAL 1 : “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
“Okay, you’ve finished voting but your vote has not yet been recorded.”
“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
“Please note your vote will be cast automatically should you decide to hang up during the summary.”
“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]
AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
“(Okay) Please hold while I record your vote.”
THEN THEY HEAR:
“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.
I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:

“Okay, lets change your vote.” [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“Thank you for voting, goodbye.”

ComputershareproxydirectEnter your 14 digit control number from the shaded box on your notice or card:Enter your 8 digit security code from the unshaded box on your notice or card:LoginSample NoticeSampleProxy/Voting Instruction Cardxox xxxxxxxx xxx xxxx1.1Control Number Security CodeNote: Please sign exactly as your names) appear on this card Jointowners should each sign individually. Corporate proxies shouldbesigned in full corporate name by an authorized officer. Fiduciariesshould give full titles.PLEASE USE THE 14 DIGIT CONTROL NUMBER 8 8 DIGITSECURITY CODE LISTED IN THE BOXES BELOW WHENREQJESTING MATERIAL VIA THE TELEPHONE &INTERNET. When you are ready to vote, you can use thesame Control Number & Security Code to record your vote.Xxx xxxx xxxx xxx XOOXXXXX11Control Number Security CodeSignatureSignature of Joint owner, if anyDateWARNING! This resource is provided for authorized users only. Any unauthorized access, use or publication of this content is strictlyprohibited. Violators will be prosecuted.Your browser must support JavaScript 1.1 or higher in order to continue. Click on the Help link at the bottom for more informationand navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to yourProxy Package for other voting options.Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited.Home Contact Us Privacy Policy. Help[125/67] © 2021 - Computershare. All Rights Reserved.